SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 22, 2002
--------------------------------------------------------------------------------


                        (Date of earliest event reported)
--------------------------------------------------------------------------------


                         Progress Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                             0-14815                        25-2413363
--------------------------------------------------------------------------------
(State of other jurisdiction  (Commission File Number)            (IRS Employer
  of incorporation)                                              Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania             19422-0764
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



                                 (610)-825-8800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
(Former name,former address and former fiscal year,if changed since last report)


                         Exhibit Index appears on page 4

Item 5.           Other Events



     On April 22, 2002 Progress Financial Corporation reported first quarter net income of $750,000 or diluted earnings of $.12 per share. For further information see the press release attached as Exhibit 99(a) and incorporated herein by reference.


     On April 22, 2002, Progress Financial Corporation distributed an earnings package to analysts. For further information see the attached Exhibit 99(b) and incorporated herein by reference.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   April 22, 2002        By:      /s/ Michael B. High
                               -----------------------------------
                               Michael B. High
                               Chief Operating Officer and
                               Chief Financial Officer

                                  EXHIBIT INDEX




 Exhibit Number                          Description


    99(a) Press Release on First Quarter 2002 earnings distributed on April 22, 2002



    99(b)              Analyst package distributed on April 22, 2002

                                  Exhibit 99(a)


                  Press Release on First Quarter 2002 Earnings

             Progress Financial Corporation Announces First Quarter
                    Net Income of $750,000 or $.12 per share

FOR IMMEDIATE RELEASE          Contacts:
April 22, 2002                 Michael B. High, COO/CFO
                               610-941-4804
                               mhigh@progressbank.com

                               Dorothy Jaworski, Director of Investor Relations 484-322-4822
                               djaworski@progressbank.com


    Progress Financial Corporation Announces First Quarter Net Income up 76%
                          at $750,000 or $.12 per share

     Blue Bell, PA, April 22, 2002 - Progress Financial Corporation (the "Company" - Nasdaq: PFNC), reported first quarter 2002 net income of $750,000, or diluted earnings per share of $.12 compared to net income of $425,000, or diluted earnings per share of $.07 for the first quarter of 2001. Net income increased during the quarter by more than 76% over the first quarter 2001.

     Commenting on the first quarter results, W. Kirk Wycoff, President and CEO, stated, "In the first quarter we completed the sale of several portfolios which reduced our total loan levels. Despite the decline of $53 million in loan and lease receivables our net interest margin decreased only 5 basis points from the previous quarter. As we expand our community based banking strategy, we expect our net interest margins to improve from this level. The first quarter was also helped by significant increases in bank fees and the profitable results of PFR, our wealth management group."

     Tax-equivalent net interest income decreased $1.2 million, or 14%, as compared to the first quarter of 2001. The net interest margin for the first quarter of 2002 was 3.53% compared to 4.03% for the same period in 2001 and 3.58% for the fourth quarter of 2001. In addition to the sale of loan portfolios during the quarter, the reversal of interest income on three loans placed on non-accrual also had a negative impact on the net interest margin of 14 basis points.

     The provision for loan and lease losses was $1.4 million for the three months ended March 31, 2002, compared to $1.0 million for the same period in 2001. The provision was increased during the first quarter of 2002 primarily due to the higher level of charge-offs in the residual TechBanc portfolio.

     Non-interest income for the three months ended March 31, 2002 amounted to $4.5 million compared to $3.1 million for the same period in 2001. The quarter ended March 31, 2002 included income of $1.4 million from the sale of client warrants as compared to losses of $2.0 million from client warrants during the first quarter of 2001, due to the permanent impairment of equity securities received from warrants. There was no gain or loss on sale of securities during the first quarter of 2002 as compared to gain on sale of securities of $1.3 million for same quarter in 2001. Fee income for the quarter decreased $712,000 primarily due to the decline in private equity fund management fees from the Company's subsidiary, Progress Capital Management, Inc., as the Company exited the venture fund management business at December 31, 2001, and a reduction in consulting fees from the Company's subsidiary, KMR Management, Inc. Service charges on deposits amounted to $854,000 during the first quarter of 2002 compared to $585,000 for the comparable quarter in 2001. This 46% growth is primarily attributable to the new deposit products implemented during the quarter.

     Total non-interest expense was $8.9 million for the three months ended March 31, 2002 compared to $9.5 million for same period in 2001. Salaries and employee benefits decreased $589,000 mainly due to Progress Capital Management, Inc. exiting the fund management business and lower staffing levels as Progress Leasing Company ceased originating new leases. Professional services expenses decreased by $237,000 primarily due to a reduction in the business activities of KMR Management, Inc. (KMR). Other expenses increased by $208,000 mainly due to certain costs associated with the sale of warrants and an uncollectible receivable from a client of KMR.

     Average earning assets for the first quarter of 2002 were $809.6 million compared to $829.5 million for the same period in 2001. The decline was primarily due to lower commercial business loan volume as a result of the TechBanc sale which was partially offset with higher levels of investments in mortgage-backed securities. Tax-equivalent interest income for the first quarter of 2002 decreased $4.3 million, or 25%, over the same period in 2001 while interest expense decreased $3.1 million, or 34%, for the same period.

     Loans and leases outstanding totaled $477.9 million at March 31, 2002 compared to $530.5 million at December 31, 2001. This decrease was primarily due to the sale of TechBanc loans to Comerica totaling $25.6 million, which were primarily commercial business loans, as well as the ABL loan sale and payoffs of commercial business loans. The Company reported non-performing assets of $13.6 million at March 31, 2002 compared to $10.9 million at December 31, 2001. The increase in non-performing assets at March 31, 2002 is primarily the result of additional real estate owned of $2.7 million relating to one commercial real estate loan. The Company's non-performing assets to total assets ratio at March 31, 2002 was 1.55% compared to 1.28% at December 31, 2001 and .81% at March 31, 2001. The non-performing loans to assets ratio was 1.07% at March 31, 2002 compared to 1.10% at December 31, 2001 and .66% at March 31, 2001. The ratio of the allowance for loan and lease losses to total loans and leases was 1.84% at March 31, 2002 compared to 1.87% at December 31, 2001.

     Total deposits decreased to $618.8 million at March 31, 2002 from $629.5 million at December 31, 2001 as a result of the sale of $46.2 million in deposits to Comerica in January 2002 partially offset by $35.5 million in deposit growth during the quarter. Total assets increased to $875.0 million at March 31, 2002 from $851.4 million at December 31, 2001.

     During February 2002, the Company closed a private placement offering of common stock to accredited investors of 1,153,330 common shares priced at $7.50 a share, for total proceeds of $8.6 million and net proceeds of $8.3 million. The Company contributed $4.2 million of the proceeds to Progress Bank to ensure compliance with all capital levels required in the existing directive by Office of Thrift Supervision ("OTS"). At March 31, 2002, Progress Bank's Tier 1 leverage ratios and total risked-based capital ratios were 8.28% and 14.93%, respectively, which were in compliance with the directive capital requirements of 8.00% and 14.00%, respectively.

     In February 2002, the OTS approved the Company's revised Capital Enhancement Plan and agreed to extend the dates by which the Bank must comply with the designated ratio of classified assets to capital required by the directive. As revised, the Bank's classified assets to capital ratio must not exceed 25% on June 30, 2002 and must not exceed 20% on September 30, 2002. At March 31, 2002, the Bank's classified assets to capital ratio was approximately 35%, a decline from 37% at December 31, 2001. The Bank is actively working to resolve classified assets, however, no assurance can be given that additional time may not be needed to achieve the required ratios.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

                             FINANCIAL DATA ATTACHED

                         Progress Financial Corporation
                 Consolidated Statements of Financial Condition
                             (Dollars in Thousands)

                                                                                  March 31,     December 31,
                                                                                     2002           2001
                                                                                --------------- --------------
Assets:
Cash and due from other financial institutions:
   Non-interest earning                                                         $  11,906        $  21,250
   Interest earning                                                                12,130           11,276
Investments and mortgage-backed securities
   Available for sale at fair value (amortized cost: $271,705 and $212,793)       269,849          211,828
   Held to maturity at amortized cost (fair value: $63,612 and $38,020)            64,874           38,173
Loans and leases, net (net of reserve: $8,775 and $9,917)                         469,173          495,025
Loans held for sale                                                                    --           25,587
Premises and equipment                                                             25,704           26,038
Other assets                                                                       21,343           22,203
                                                                                 --------        --------
     Total assets                                                                $874,979         $851,380
                                                                                 ========         ========

Liabilities, Capital Securities and Shareholders' Equity
Liabilities:
Deposits                                                                         $618,807         $629,523
Short-term borrowings                                                              31,745              200
Other liabilities                                                                  13,498           10,430
Long-term debt:
   Federal Home Loan Bank advances                                                117,000          117,000
   Other debt                                                                      11,342           20,368
Subordinated debt                                                                   3,000            3,000
                                                                                 --------         --------
    Total liabilities                                                             795,392          780,521
                                                                                 --------          -------
  Corporation-obligated mandatorily redeemable capital securities of
  subsidiary trust holding solely junior subordinated debentures of the            20,267          20,260
  Corporation

Commitments and contingencies                                                          --             --

Shareholders' equity:
Serial preferred - $.01 par value; 1,000,000 shares authorized but unissued            --             --
Junior participating preferred stock - $.01 par value; 1,010 shares                    --             --
   authorized but unissued
Common stock - $1 par value; 12,000,000 shares authorized; 7,034,000 and
   5,818,000 shares issued and outstanding, including treasury shares of
   84,000 and 84,000 and unallocated shares held by the Employee Stock              7,034            5,818
   Ownership Plan of 182,000 and 182,000
Other common shareholders' equity, net                                             53,555           45,466
Net accumulated other comprehensive loss                                           (1,269)            (685)
                                                                                 --------         --------
   Total shareholders' equity                                                      59,320           50,599
                                                                                 --------         --------
  Total liabilities, capital securities and shareholders' equity                 $874,979         $851,380
                                                                                 ========         ========

                         Progress Financial Corporation
                      Consolidated Statements of Operations
                  (Dollars in Thousands, except per share data)

                                                                  Three Months Ended
                                                                       March 31,
                                                                  2002           2001
                                                              ----------     -------------


Interest  income:
  Loans and leases, including fees                               $ 8,950        $12,675
  Mortgage-backed securities                                       3,370          3,277
  Investment securities                                              606            990
  Other                                                               86            356
                                                                 -------        -------
    Total interest income                                         13,012         17,298

Interest expense:
  Deposits                                                         4,021          6,666
  Short-term borrowings                                              103            647
  Long-term borrowings                                             1,948          1,866
                                                                 -------        -------
    Total interest expense                                         6,072          9,179

Net interest income                                                6,940          8,119
Provision for  loan and lease losses                               1,439          1,047
                                                                 -------        -------
  Net interest income after provision for loan and lease           5,501          7,072
      losses

Non-interest income:
  Service charges on deposits                                        854            585
  Lease financing fees                                                63            277
  Mutual fund, annuity and insurance commissions                     940            800
  Loan brokerage and advisory fees                                   273            223
  Private equity fund management fees                                 52            614
  Gain on sale of securities                                          --          1,258
  Gain on sale of loans and lease receivables                        132            302
  Gain on sale of investments in unconsolidated entities              11             --
  Client warrant income (loss)                                     1,426         (1,959)
  Equity (loss) in unconsolidated entities                            95            (27)
  Fees and other                                                     698            985
                                                                 -------        -------
      Total non-interest income                                    4,544          3,058
                                                                 -------        -------

Non-interest expense:
  Salaries and employee benefits                                   4,401          4,990
  Occupancy                                                          586            613
  Data processing                                                    257            215
  Furniture, fixtures and equipment                                  546            546
  Professional services                                              578            815
  Capital securities expense                                         572            561
  Other                                                            1,988          1,780
                                                                 -------        -------
      Total non-interest expense                                   8,928          9,520
                                                                 -------        -------
Income before income taxes                                         1,117            610
Income tax expense                                                   367            185
                                                                 -------        -------
Net income                                                          $750           $425
                                                                 =======        =======

Basic earnings per common share                                     $.12           $.07
                                                                    ====           ====
Diluted earnings per common share                                   $.12           $.07
                                                                    ====           ====
Dividends per common share                                          $.00           $.06
                                                                    ====           ====
Basic average common shares outstanding                        6,206,177      5,684,940
                                                               =========      =========
Diluted average common shares outstanding                      6,342,450      5,829,134
                                                               =========      =========

                         Progress Financial Corporation
                                Supplemental Data




                                                        Three Months Ended
                                                             March 31,
                                                        2002            2001
                                                   ----------------------------

Profitability Measures:
Return on average assets                                 0.35%          0.20%
Return on average equity                                 5.33           3.31
Net interest spread (FTE) (1)                            3.05           3.24
Net interest margin (FTE) (1)                            3.53           4.03
Efficiency ratio                                        72.61          66.70
Diluted net income per common share                    $  .12         $  .07

Selected Loan Data:
Non-performing assets                                 $13,585         $7,358
Ratio of non-performing assets to total assets           1.55%           .81%
Ratio of allowance for loan and lease losses
   to total loans and leases receivable                  1.84           1.39
Ratio of allowance for loan and lease losses
   to non-performing loans and leases receivable        93.93         128.42
Loan delinquency ratio                                   1.87           2.39
Ratio of loans and leases to deposits                   77.24          93.50

Selected Equity Data:
Book value per share                                    $8.76          $9.22
Tangible book value per share                            8.49           8.76
Dividends per common share                                .00            .06
Average equity to average assets                         6.64%          5.89%
Tier 1 risk-based capital ratio (Bank)                  13.67          10.61
Total risk-based capital ratio (Bank)                   14.93          11.86
Tier 1 leverage ratio (Bank)                             8.28           6.95

Selected Average Balances:
   Loans, gross                                      $506,091       $546,195
   Earning assets                                     809,647        829,546
   Total assets                                       859,032        883,552
   Deposits                                           614,417        610,972
   Equity                                              57,034         52,027


(1)      FTE represents a fully tax equivalent basis.

                         Progress Financial Corporation
                              Supplemental Balances




Period-End Balances At :                                         March 31, 2002         December 31, 2001        % Change
                                                             ----------------------------------------------------------------
Loans and Leases, Net:
Commercial business (2)                                           $101,462                   $146,844             (30.9%)
Commercial real estate (2)                                         189,937                    197,394              (3.8)
Construction, net of loans in process                               84,339                     77,380               9.0
Single family residential real estate                               24,981                     26,518              (5.8)
Consumer                                                            45,009                     44,821                .4
Leases receivable                                                   32,220                     37,572             (14.2)
                                                             ----------------------------------------------------------------
         Total loans and leases                                    477,948                    530,529              (9.9)
Allowance for loan and lease losses                                 (8,775)                    (9,917)            (11.5)
                                                             ----------------------------------------------------------------
         Loans and leases, net                                    $469,173                   $520,612              (9.9%)
                                                             ================================================================

Deposits:
Non-interest bearing demand deposits                              $ 72,567                   $ 84,783             (14.4)%
NOW and SuperNow                                                   120,131                    120,665               (.4)
Money Market                                                        71,264                     45,779              55.7
Passbook and Statement Savings                                      32,009                     30,191               6.0
Time deposits                                                      322,836                    348,105              (7.3)
                                                             ----------------------------------------------------------------
         Total deposits                                           $618,807                   $629,523              (1.7%)
                                                             ================================================================


2) Includes loans held for sale at December 31, 2001: commercial business loans of $23,298 and commercial real estate loans of $2,289.

                                       ###

                                  Exhibit 99(b)
                  Analyst Package Distributed January 23, 2002

                                                      Three months ended
                                                          March 31,
                                             -----------------------------------
                                                                       Percent
                                                 2002        2001       change
                                             -----------------------------------
Per Common Share Data
---------------------
Net income:
   Basic                                           $0.12       $0.07      71.43%
   Diluted                                         $0.12       $0.07      71.43%
Cash dividends declared                            $0.00       $0.06    -100.00%
Book value                                         $8.76       $9.22      -4.99%
Tangible book value                                $8.49       $8.76      -3.08%
Average shares outstanding:
   Basic                                       6,206,177   5,684,940       9.17%
   Diluted                                     6,342,450   5,829,134       8.81%

Financial Ratios
----------------
Return on average shareholders' equity             5.33%       3.31%      61.03%
Return on average total assets                     0.35%       0.20%      75.00%
Average yield on earning assets                    6.57%       8.51%     -22.80%
Average rate on interest bearing liabilities       3.52%       5.27%     -33.21%
Net interest spread                                3.05%       3.24%      -5.86%
Net interest margin (FTE)                          3.53%       4.03%     -12.41%
Efficiency ratio                                  72.61%      66.70%       8.86%
Risk-based capital - Tier 1                       13.67%      10.61%      28.84%
                   - Total capital                14.93%      11.86%      25.89%
Tier 1 leverage ratio                              8.28%       6.95%      19.14%
Average shareholders' equity/average total assets  6.64%       5.89%      12.73%

Asset Quality (dollars in thousands)
------------------------------------
Allowance for loan losses                        $ 8,775     $ 7,708      13.84%
Allowance for loan losses/Loans                    1.84%       1.39%      32.37%
Net charge-offs (recoveries)                     $ 2,581       $ 746     245.98%
Net charge-offs/Average loans (annualized)         2.07%       0.55%     276.36%
Nonperforming assets                            $ 13,585     $ 7,358      84.63%
Nonperforming assets/Total loans plus OREO         2.87%       1.34%     114.18%
Nonperforming assets/Total assets                  1.55%       0.81%      91.36%
Allowance for loan losses/Nonperforming loans     93.93%     128.42%     -26.86%

Average Balances (in thousands)
-------------------------------
Loans and leases (gross of reserves)           $ 506,091   $ 546,195      -7.34%
Earning assets                                   809,647     829,546      -2.40%
Total assets                                     859,032     883,552      -2.78%
Deposits                                         614,417     610,972       0.56%
Interest bearing liabilities                     700,327     706,405      -0.86%
Shareholders' equity                              57,034      52,027       9.62%

Period End Balances (in thousands)
Loans and leases (gross of reserves)           $ 477,948   $ 556,457     -14.11%
Total assets                                     874,979     904,907      -3.31%
Deposits                                         618,807     595,172       3.97%
Total liabilities                                795,392     832,605      -4.47%
Shareholders' equity                              59,320      52,063      13.94%

                                                       Three months ended
                                                            March 31,
                                                 ------------------------------
                                                                      Percent
                                                  2002       2001      change
                                                 ------------------------------
TAX EQUIVALENT INCOME STATEMENT
-------------------------------
($ in thousands, except per share data)
Net interest income(FTE)                          $ 7,051   $ 8,235       -14%
FTE adjustment                                       (111)     (116)        4%
                                                  -----------------      ----
Net interest income                                 6,940     8,119       -15%
Provision for losses on loans                       1,439     1,047        37%
Non-Interest Income:
  Service charges on deposits                         854       585        46%
  Lease financing fees                                 63       277       -77%
  Mutual fund, annuity and insurance commissions      940       800        18%
  Loan brokerage and advisory fees                    273       223        22%
  Private equity fund management fees                  52       614       -92%
  Gain(loss) on securities                              -     1,258      -100%
  Client warrant income (loss)                      1,426    (1,959)      173%
  Equity (loss) in unconsolidated entities             95       (27)      452%
  Fees and other income                               841     1,287       -35%
                                                  -----------------      ----
    Total non-interest income                       4,544     3,058        49%

Non-Interest Expenses:
  Salaries and employee benefits                    4,401     4,990       -12%
  Occupancy                                           586       613        -4%
  Data processing                                     257       215        20%
  Furniture, fixtures and equipment                   546       546          -
  Loan and real estate owned expenses, net            295       284         4%
  Professional services                               578       815       -29%
  Capital securities expense                           572       561         2%
  Other                                             1,693     1,496        13%
                                                  -----------------      ----
    Total non-interest expenses                     8,928     9,520        -6%
                                                  -----------------      ----
Income from continuing operations
      before income tax                            1,117       610        83%
Provision for income tax expense                      367       185        98%
                                                  -----------------      ----
Income from Continuing Operations                     750       425        76%

  Gain on sale of discontinued operations, net of tax   -         -         -
  Income from discontinued operations, net of tax       -         -         -
                                                  -----------------      ----
Income before extraordinary loss                      750       425        76%

Extraordinary loss on extinguishment
      of debt, net of tax                               -         -         -

Net income                                          $ 750     $ 425        76%
                                                ====================  =========

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                          First
                         2002                              Quarter
---------------------------------------------------------------------

FTE interest income                                       $13,123
Interest expense                                            6,072
                                                          -------

FTE net interest income                                     7,051
Less: FTE adjustment                                         (111)
                                                          -------
Net Interest Income                                         6,940

Provision for Losses on Loans                               1,439

Non-Interest Income:
-------------------
  Service charges on deposits                                 854
  Lease financing fees                                         63
  Mutual fund, annuity and insurance commissions              940
  Loan brokerage and advisory fees                            273
  Private equity fund management fees                          52
  Gain(loss) on securities                                      -
  Client warrant income (loss)                              1,426
  Equity (loss) in unconsolidated entities                     95
  Fees and other income                                       841
                                                          -------
    Total non-interest income                               4,544

Non-Interest Expenses:
---------------------
  Salaries and employee benefits                            4,401
  Occupancy                                                   586
  Data processing                                             257
  Furniture, fixtures and equipment                           546
  Loan and real estate owned expenses, net                    295
  Professional services                                       578
  Capital securities expense                                   572
  Other                                                     1,693
                                                          -------
    Total non-interest expenses                             8,928

Income from Continuing Operations Before Income Taxes       1,117
Provision for income tax expense                              367
                                                          -------
Income from Continuing Operations                             750

  Gain on sale of discontinued operations, net of tax           -
  Income from discontinued operations, net of tax               -
                                                          -------
Net Income                                                   $750
                                                          =======

Other Data:
----------
EPS - Basic income from continuing operations               $0.12
EPS - Diluted income from continuing operations             $0.12
EPS - Basic                                                 $0.12
EPS - Diluted                                               $0.12
ROA                                                         0.35%
ROE                                                         5.33%
Net interest margin (FTE)                                   3.53%
Dividends declared on common stock                          $0.00
FTE employees                                                 277
FTE employees -- Continued Operations                         277

QUARTERLY INCOME STATEMENT
(Unaudited)

($ in thousands, except per share)                Fourth       Third       Second      First       Year-
                     2001                         Quarter     Quarter     Quarter     Quarter     to-date
                     ----                       -----------------------------------------------  -----------

FTE interest income                               $ 14,565    $ 16,445    $ 17,024    $ 17,414     $ 65,448
Interest expense                                     7,046       8,235       8,912       9,179       33,372
                                                  --------    --------    --------------------     --------

FTE net interest income                              7,519       8,210       8,112       8,235       32,076
Less: FTE adjustment                                  (114)       (115)       (118)       (116)        (463)
                                                  --------    --------    --------------------     --------
Net Interest Income                                  7,405       8,095       7,994       8,119       31,613

Provision for Losses on Loans                          972       1,543       3,554       1,047        7,116

Non-Interest Income:
  Service charges on deposits                          768         640         623         585        2,616
  Lease financing fees                                   1         231         242         277          751
  Mutual fund, annuity and insurance commissions     1,000         313         981         800        3,094
  Loan brokerage and advisory fees                     573         158         365         223        1,319
  Private equity fund management fees                  614         614         615         614        2,457
  Gain(loss) on securities                             509       1,073         (21)      1,258        2,819
  Client warrant income                                  9           1           1      (1,959)      (1,948)
  Equity (loss) in unconsolidated entities             184        (240)       (551)        (27)        (634)
  Fees and other income                              1,858       1,462       1,030       1,287        5,637
                                                  --------    --------    --------------------     --------
    Total non-interest income                        5,516       4,252       3,285       3,058       16,111

Non-Interest Expenses:
  Salaries and employee benefits                     4,961       4,225       4,983       4,990       19,159
  Occupancy                                            648         647         633         613        2,541
  Data processing                                      280         230         276         215        1,001
  Furniture, fixtures and equipment                    588         528         572         546        2,234
  Loan and real estate owned expenses, net             402         557         151         284        1,394
  Professional services                                989         943         915         815        3,662
  Capital securities expense                            572         573         572         561        2,278
  Other                                              2,370       1,705       1,723       1,496        7,294
                                                  --------    --------    --------------------     --------
    Total non-interest expenses                     10,810       9,408       9,825       9,520       39,563

Income from Continuing Operations
        Before Income Taxes                          1,139       1,396      (2,100)        610        1,045
Provision for income tax expense                       385         463        (731)        185          302
                                                  --------    --------    --------------------     --------
Income from Continuing Operations                      754         933      (1,369)        425          743

  Gain on sale of discontinued operations, net of tax    -           -           -           -            -
  Income from discontinued operations, net of tax        -           -           -           -            -

                                                  --------     -------    --------------------     --------
Income before extraordinary loss                       754         933      (1,369)        425          743

Extraordinary loss on extinguishment
         of debt, net of tax                          (199)          -           -           -         (199)

                                                  --------     -------    --------------------     --------
Net Income                                           $ 555       $ 933    $ (1,369)      $ 425        $ 544
                                                  ========     =======    ====================     ========

Other Data:
----------
EPS - Basic income from continuing operations        $0.13       $0.17      ($0.24)      $0.07        $0.13
EPS - Diluted income from continuing operations      $0.13       $0.17      ($0.24)      $0.07        $0.13
EPS - Basic                                          $0.10       $0.17      ($0.24)      $0.07        $0.10
EPS - Diluted                                        $0.10       $0.17      ($0.24)      $0.07        $0.10
ROA                                                  0.25%       0.41%      -0.61%       0.20%        0.06%
ROE                                                  4.12%       7.25%     -10.57%       3.31%        1.04%
Net interest margin (FTE)                            3.58%       3.78%       3.79%       4.03%        3.79%
Dividends declared on common stock                   $0.00       $0.00       $0.06       $0.06        $0.12
FTE employees                                          306         302         318         298          306
FTE employees--Continued Operations                    306         302         318         298          306



ASSET QUALITY
(Unaudited)

                                        2002                                  2001
                                      -------      ------------------------------------------------------
($ in thousands)                       First        Year-       Fourth      Third     Second       First
Allowance for Loan Losses             Quarter      to-date      Quarter    Quarter    Quarter     Quarter
                                      -------      -------      -------    -------    -------     -------

 Balance at beginning of period       $ 9,917      $ 7,407     $ 10,560   $ 10,309    $ 7,708     $ 7,407
Provision                               1,439        7,116          972      1,543      3,554       1,047
 Charge-offs                            2,721        5,299        2,124      1,344      1,049         782
 Recoveries                              (140)        (693)        (509)       (52)       (96)        (36)
                                      -------      -------     --------   --------    -------     -------
   Net loan charge-offs                 2,581        4,606        1,615      1,292        953         746
                                      -------      -------     --------   --------    -------     -------
 Balance at end of period             $ 8,775      $ 9,917     $  9,917   $ 10,560    $10,309     $ 7,708
                                      =======      =======     ========   ========    =======     =======

Allowance as percentage of loans        1.84%        1.87%        1.87%      1.92%      1.82%       1.39%

Net charge-offs/average loans           0.51%        0.83%        0.30%      0.23%      0.17%       0.14%

Allowance as percentage of
   non-performing loans                93.93%      106.28%      106.28%    221.15%    203.21%     128.42%


Non-performing assets
---------------------
 Non-accrual loans and leases         $ 9,342      $ 9,331      $ 9,331    $ 4,775    $ 5,073     $ 6,002
 Other real estate owned                4,243        1,533        1,533      1,498      3,340       1,356
                                      -------      -------     --------   --------    -------     -------
 Total non-performing assets          $13,585      $10,864     $ 10,864    $ 6,273    $ 8,413     $ 7,358
                                      =======      =======     ========   ========    =======     =======

Non-performing assets to:
  Loans and leases plus OREO            2.87%        2.08%        2.08%      1.16%      1.50%       1.34%
  Total assets                          1.55%        1.28%        1.28%      0.72%      0.92%       0.81%

Loans past due 90 days                 $3,244       $1,125       $1,125     $2,540     $2,473      $2,971

Total under-performing assets         $16,829      $11,989      $11,989     $8,813    $10,886     $10,329



AVERAGE BALANCE SHEET DATA
(Unaudited)

                                                        2002                                      2001
                                                       -------      ----------------------------------------------------------------
($ in thousands)                                        First        Fourth          Third        Second         First       Year-
Average balances                                       Quarter       Quarter        Quarter       Quarter       Quarter     to-date
----------------                                      --------      --------       --------      --------      --------    --------
 Cash and due from banks (Interest-earning)           $ 22,496      $ 27,686       $ 26,971      $ 21,353      $ 26,385    $ 25,606
 Trading securities                                          -             -              -             -             -           -
 Loans,net of unearned discounts:
     Commercial business                               123,173       158,298        182,187       186,230       177,260     175,959
     Commercial mortgage                               193,250       200,495        195,209       185,864       179,400     190,313
     Residential real estate                            25,688        28,123         30,887        32,436        33,870      31,312
     Construction loans                                 83,831        76,503         68,694        70,094        64,141      69,889
     Consumer                                           44,437        45,008         41,612        38,742        37,401      40,714
     Lease financing                                    35,712        38,660         43,962        45,513        54,123      45,518
                                                      --------      --------       --------      --------      --------    --------
    Total loans                                        506,091       547,087        562,551       558,879       546,195     553,705
 Investment securities(available for sale)               5,967         5,608          4,719         5,873        23,269      10,798
 Investment securities(held to maturity)                38,224        37,970         37,675        37,381        38,261      37,821
 Mortgage-backed securities                            236,869       214,914        230,158       235,432       195,436     218,012
                                                      --------      --------       --------      --------      --------    --------
 Earning assets                                        809,647       833,265        862,074       858,918       829,546     845,942
 Cash and due from banks(non-interest bearing)          15,563        16,788         16,663        16,206        16,612      16,568
 Other non-earning assets                               33,822        33,485         30,158        32,054        37,394      33,317
                                                      --------      --------       --------      --------      --------    --------
     Total assets                                     $859,032      $883,538       $908,895      $907,178      $883,552    $895,827
                                                      ========      ========       ========      ========      ========    ========

   Demand                                             $ 73,734      $ 81,334       $ 77,796      $ 69,629      $ 80,637    $ 77,352
  Interest bearing:
     NOW and Supernow accounts                         119,129       118,912        116,900       113,218       104,396     113,406
     Money Market Accounts                              61,776        45,471         40,946        37,282        45,848      42,382
     Passbook and Stmt Savings                          30,956        30,036         29,086        28,614        27,804      28,892
     Time deposits                                     328,822       370,709        373,851       362,414       352,287     364,891
                                                      --------      --------       --------      --------      --------    --------
   Total interest bearing deposits                     540,683       565,128        560,783       541,528       530,335     549,571
 Federal Home Loan Bank borrowings                     120,333       126,891        127,000       126,999       121,366     125,584
 Other borrowings                                       39,311        27,803         62,632        81,071        54,704      56,495
                                                      --------      --------       --------      --------      --------    --------
 Interest bearing liabilities                          700,327       719,822        750,415       749,598       706,405     731,650
 Non-interest bearing liabilities                        7,674         8,645          9,352        15,747        24,248      14,440
 Capital securities                                     20,263        20,254         20,250        20,241        20,235      20,245
 Total shareholders' equity                             57,034        53,483         51,082        51,963        52,027      52,140
                                                      --------      --------       --------      --------      --------    --------
Total Liabilities and Shareholders' Equity            $859,032      $883,538       $908,895      $907,178      $883,552    $895,827
                                                      ========      ========       ========      ========      ========    ========


(Unaudited)

                                                        2002                                        2001
                                                      --------     ----------------------------------------------------------------
                                                        First       Fourth          Third         Second        First       Year-
Average yields and rates                               Quarter      Quarter         Quarter       Quarter      Quarter     to-date
------------------------                              --------     ----------------------------------------------------------------
Interest - earning assets
Interest-earning deposits                               1.55%        2.03%          3.28%          4.21%        5.47%       3.69%
Investment securities                                   6.47%        6.55%          6.90%          6.84%        7.17%       6.75%
Mortgage-backed securities                              5.77%        5.86%          6.29%          6.53%        6.80%       6.39%
Single family residential loans                         7.44%        7.42%          7.89%          8.36%        9.78%       8.41%
Commercial real estate loans                            7.48%        8.15%          8.39%          8.60%        8.95%       8.51%
Construction loans                                      6.47%        7.08%          8.43%          9.20%       10.38%       8.69%
Commercial business loans                               6.55%        6.81%          8.18%          8.61%        9.54%       8.32%
Lease financing                                        10.27%       10.66%         10.06%         10.73%       10.33%      10.44%
Consumer loans                                          6.38%        6.71%          7.31%          7.67%        7.86%       7.35%
                                                      -------      -------         ------         ------       ------      ------
  Total interest - earning assets                       6.57%        6.93%          7.57%          7.95%        8.51%       7.74%
                                                      -------      -------         ------         ------       ------      ------

Interest - bearing liabilities
  Interest - bearing deposits
   NOW and SuperNOW                                     1.40%        1.68%          2.27%          2.81%        3.41%       2.51%
   Money Market                                         1.91%        1.88%          2.48%          2.63%        3.50%       2.62%
   Passbook and Statement Savings                       1.02%        1.14%          1.47%          1.60%        1.71%       1.47%
   Time deposits                                        4.00%        4.36%          4.97%          5.52%        6.07%       5.21%
                                                      -------      -------         ------         ------       ------      ------
  Total interest - bearing deposits                     3.02%        3.43%          4.04%          4.54%        5.10%       4.26%
FHLB borrowings                                         5.43%        5.50%          5.59%          5.49%        5.65%       5.60%
Other borrowings                                        4.24%        5.37%          4.68%          4.95%        5.93%       5.20%
                                                      -------      -------         ------         ------       ------      ------
  Total interest - bearing liabilities                  3.52%        3.88%          4.35%          4.77%        5.27%       4.56%
                                                      -------      -------         ------         ------       ------      ------

Interest Rate Spread                                    3.05%        3.05%          3.22%          3.18%        3.24%       3.18%
Net Interest Margin                                     3.53%        3.58%          3.78%          3.79%        4.03%       3.79%
Avg Int-earning assets to int-bearing liabilities     115.61%      115.76%        114.88%        114.58%      117.43%     115.62%



PERIOD END BALANCE SHEET DATA
(Unaudited)

                                                  2002                                     2001
                                                 -------        ------------------------------------------------------
                                                  First          Fourth          Third          Second          First
($ in thousands)                                 Quarter         Quarter        Quarter         Quarter        Quarter
                                                 -------        ------------------------------------------------------
Assets
------
 Cash and due from bank(interest bearing)       $ 12,130         $ 11,276      $ 15,545        $ 11,342       $ 16,548
 Loans and lease(net)                            469,173          520,612       538,741         555,981        548,749
 Investment securities:
   Held-to-maturity:
     Book                                         39,570           38,173        37,869          37,570         37,278
     Market                                       38,660           38,020        38,077          37,330         37,350
   Available-for-sale                              5,941            6,682         5,217           5,965          5,826
 Mortgage-backed securities:
   Held-to-maturity:
     Book                                         25,304                -             -               -              -
     Market                                       24,952                -             -               -              -
   Available-for-sale                            263,908          205,146       191,714         239,829        241,431
                                                --------         --------      --------        --------       --------
 Earning assets                                  816,026          781,889       789,086         850,687        849,832
 Cash and due from bank(non-interest bearing)     11,906           21,250        30,126          16,631         14,009
 Other non-earning assets                         47,047           48,241        56,587          47,052         41,066
 Net assets of discontinued operations                 -                -             -               -              -
                                                --------         --------      --------        --------       --------
Total assets                                    $874,979         $851,380      $875,799        $914,370       $904,907
                                                ========         ========      ========        ========       ========
Liabilities and shareholders' equity
------------------------------------
Deposits:
   Demand                                       $ 72,567         $ 84,783      $ 79,318        $ 76,588       $ 67,105
   Interest bearing                              546,240          544,740       550,417         556,283        528,067
                                                --------         --------      --------        --------       --------
     Total deposits                              618,807          629,523       629,735         632,871        595,172
 Federal Home Loan Bank borrowings               117,000          117,000       127,000         127,000        127,000
 Other borrowings                                 46,087           23,568        34,147          72,549         89,738
                                                --------         --------      --------        --------       --------
 Interest bearing liabilities                    781,894          770,091       790,882         832,420        811,910
 Other Liabilities                                13,498           10,430        12,157          12,073         20,695
 Total liabilities                               795,392          780,521       803,039         844,493        832,605
 Capital Securities                               20,267           20,260        20,253          20,246         20,239
 Total shareholders' equity                       59,320           50,599        52,507          49,631         52,063
                                                --------         --------      --------        --------       --------
Total Liabilities, cap sec, and equity          $874,979         $851,380      $875,799        $914,370       $904,907
                                                ========         ========      ========        ========       ========

Other selected balances
 Intangible assets -- Goodwill                     1,865            1,974         2,478           2,541          2,605
 Amount included in shareholders' equity
   for net unrealized gains on investments
   available-for-sale                             (1,269)            (685)        1,848              48            130


Capital Data
(Unaudited)

                                     2002                                        2001
                                   -------        ----------------------------------------------------------------
                                    First          Fourth        Third         Second        First         Year-
                                   Quarter         Quarter       Quarter       Quarter      Quarter       to-date
                                   -------        ---------     ---------      -------      -------       --------

Per common share
Shares outstanding:
    Average-basic                  6,206,177      5,545,478     5,584,133      5,584,582    5,684,940    5,599,358
    Average-diluted                6,342,450      5,642,897     5,680,014      5,715,918    5,829,134    5,717,568
    Period-end                     6,768,458      5,551,535     5,584,361      5,563,378    5,648,895    5,551,535
Book value                             $8.76          $9.11         $9.40          $8.92        $9.22        $9.11
Tangible Book Value                    $8.49          $8.76         $8.96          $8.46        $8.76        $8.76
Price:
     High                               9.65           7.60          7.94           8.40         9.63         9.63
     Low                                7.44           5.90          5.60           6.88         7.06         5.60
     Close                              8.94           7.50          6.40           7.95         7.38         7.50


Capital ratios
($ in thousands)
Risk-based capital:
   Tier 1 capital                    $71,957        $66,395       $65,343        $61,449      $61,935      $66,395
     % risk adjusted assets           13.67%         11.60%        11.34%         10.32%       10.61%       11.60%
   Total capital                     $78,562        $73,582       $72,583        $68,929      $69,236      $73,582
     % risk adjusted assets           14.93%         12.85%        12.59%         11.57%       11.86%       12.85%
Tier 1 leverage ratio                  8.28%          7.90%         7.58%          6.83%        6.95%        7.90%
Average shareholders' equity to
   total average assets                6.64%          6.05%         5.62%          5.73%        5.89%        5.82%


